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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15() OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 1, 2000

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

DELAWARE	77-0398689
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

3420 CENTRAL EXPRESSWAY
SANTA CLARA, CALIFORNIA 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

    The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2000.

ITEM 5.  OTHER EVENTS

    On August 31, 2000, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced the completion of its acquisition of eGroups, Inc., a Delaware corporation ("eGroups"). A copy of the press release regarding this transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the quarterly report on Form 10-Q for the three and six-month periods ended June 30, 2000 which are on file with the Securities and Exchange Commission and available at (http://www.sec.gov).

    Attached as Exhibit 99.2 are the supplementary consolidated financial statements for the six months ended June 30, 2000 and 1999 and the three years ended December 31, 1999 and the accompanying notes which reflect Yahoo!'s financial position and the results of operations as if eGroups was a wholly-owned subsidiary of Yahoo! since inception.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)
EXHIBITS.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1*	Press Release dated August 31, 2000.
99.2	Supplementary Consolidated Financial Statements of Yahoo! Inc.

*
Previously filed.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YAHOO! INC.
Date: September 22, 2000	By:	/s/ SUSAN DECKER Senior Vice President, Finance and Administration, and Chief Financial Officer

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YAHOO! INC.
INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1*	Press Release dated August 31, 2000.
99.2	Supplementary Consolidated Financial Statements of Yahoo! Inc.

*
Previously filed.

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SIGNATURES
YAHOO! INC. INDEX TO EXHIBITS